UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/08/2004

BROOKE CORP
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-31698

KS	481009756
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

10950 Grandview Drive
Overland Park, KS 66210
(Address of Principal Executive Offices, Including Zip Code)

913-661-0123 ext102
(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 5.    Other events

On April 8, 2004, Brooke Corporation (the "Registrant") issued its annual CEO Letter to Shareholders (hereinafter referred to as "CEO Letter". The CEO Letter is attached hereto and referenced as Exhibit 99.1.

This press release contains forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. Forward-looking statements relate to anticipated revenues, gross margins, earnings, and growth of the market for our products. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: uncertainties associated with market acceptance of and demand for the Company's products, impact of competitive products and pricing, dependence on third party suppliers, uncertainties associated with the development of technology, and the dependence on intellectual property rights. investors are directed to the Company's 2003 annual report, which is available from the company without charge for a more complete description of the Company's business.

Item 7.    Financial statements and exhibits

Exhibit 99.1 CEO Letter

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

BROOKE CORP

Date: April 08, 2004.	By:	/s/ Robert Orr
Robert Orr
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	CEO Letter